

Immunic Therapeutics

First Quarter 2024 Financial Results and Corporate Update

NASDAQ: IMUX | May 8, 2024

Cautionary Note Regarding Forward-Looking Statements

→ This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

→ Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's development programs and the targeted diseases; the potential for Immunic's development programs to safely and effectively target and treat the diseases mentioned herein; preclinical and clinical data for Immunic's development programs; the impact of future preclinical and clinical data on Immunic's product candidates; the timing of the availability of data from Immunic's clinical trials; the availability or efficacy of Immunic's potential treatment options that may be supported by trial data discussed herein; the timing of current and future clinical trials and anticipated clinical milestones; Immunic's ability to protect its intellectual property position; Immunic's plans to research, develop and commercialize its current and future product candidates; the timing of any planned investigational new drug application or new drug application; the development and commercial potential of any product candidates of the company; expectations regarding potential market size; developments and projections relating to Immunic's competitors and industry; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; Immunic's ability to identify additional products or product candidates with significant commercial potential; the impact of government laws and regulations; the COVID-19 pandemic; impacts of the conflicts in Ukraine – Russia and the Middle East; Immunic's listing on The Nasdaq Global Select Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for and availability of additional financing; the nature, strategy and focus of the company and further updates with respect thereto; and the other risks set forth in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission.

→ Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

Agenda

First Quarter 2024 Financial Results and Corporate Update

Immunic THERAPEUTICS

01

First Quarter 2024 and Subsequent Highlights

January: Three-Tranche Private Placement of up to $240M, Cash Runway Extended Into Q3/2025 Based on Initial $80M Tranche

Private Investment in Public Equity ("PIPE") financing	▪ **First tranche** was an upfront payment **of $80 million** at $1.43 per share ▪ **Second tranche** is a conditional mandatory purchase **of an additional $80 million** at $1.716 per share – Representing 120% of the first tranche purchase price – Conditioned on the announcement of phase 2b top-line data for the CALLIPER trial of vidofludimus calcium in PMS, volume weighted average share price levels, and minimum trading volumes ▪ **Third tranche** provides for the issuance **of $80 million** of shares at the same price per share as the second tranche – To occur no later than three years after the second tranche – Permits investors to fund their purchase obligations on a "cashless" or net settlement basis – Conditioned on the same volume weighted average share price levels and minimum trading volumes as the second tranche ▪ Any of the conditions in the second or third tranches can be waived by holders of a majority of the outstanding securities, including the lead investor
Total Gross Proceeds	▪ **Up to $240 million**
Participating Investors	▪ Led by BVF Partners ▪ Includes participation from **new and existing investors**, including Avidity Partners, Janus Henderson Investors, Soleus Capital, RTW Investments and Adage Capital Partners
Closing Date	▪ January 8, 2024 for initial $80 million tranche
Lead Placement Agent / Placement Agent / Capital Markets Advisors	▪ Leerink Partners / Ladenburg Thalmann / Piper Sandler, B. Riley Securities, Brookline Capital Markets

Immunic THERAPEUTICS

February: Presented Data From Phase 2 CALLIPER and CALVID-1 Trials of Vidofludimus Calcium at the ACTRIMS Forum 2024

(February 29-March 2 in West Palm Beach, FL)

CALLIPER Interim Analysis: Clear Separation in NfL Levels Across All PMS Patients

- Oral Presentation: Robert J. Fox, MD, Staff Neurologist, Mellen Center for Multiple Sclerosis, Vice-Chair for Research, Neurological Institute, Cleveland Clinic, Cleveland, Ohio
- Title: Impact of Vidofludimus Calcium on Serum Neurofilament in Progressive MS: Data from the CALLIPER Interim Analysis


Impact of Vidofludimus Calcium on Serum Neurofilament in Progressive MS:
Data from the CALLIPER Interim Analysis

CALVID-1: Potential Contribution to the Reduction of Fatigue in MS Patients

- Oral Presentation: Dr. Alexandra Herrmann, Manager Translational Pharmacology, Immunic
- Title: May Vidofludimus Calcium Potentially be Used to Reduce Fatigue in Multiple Sclerosis by Blocking EBV Reactivation?


May Vidofludimus Calcium Potentially be Used to Reduce Fatigue
in Multiple Sclerosis by Blocking EBV Reactivation?

Immunic THERAPEUTICS

March: Data Presentations at Frontiers in Medicinal Chemistry and 33rd Annual Meeting of the Society for Virology

Vidofludimus Calcium Potently Activates Neuroprotective Transcription Factor Nurr1

- March 17-20 in Munich, Germany
- Oral Presentation: Christian Gege, Ph.D., Head of Intellectual Property
- Title: Characterisation of Dual Nurr1 Activator/DHODH Inhibitor Vidofludimus Calcium and Development Towards a Nurr1 Selective Tool Compound



Characterisation of Dual Nurr1 Activator/DHODH Inhibitor Vidofludimus Calcium and Development Towards a Nurr1 Selective Tool Compound
Immunic
City of Hope

Potent Broad-Spectrum Antiviral Activity *In Vitro*

- March 25-28 in Vienna, Austria
- Poster Presentation: Alexandra Herrmann, Ph.D., Manager Translational Pharmacology
- Title: Preclinical Development of Host-Directed Dual-Target Small Molecule Inhibitors as Broad-Spectrum Antivirals



Immunic

Immunic THERAPEUTICS

March: Received Fourth U.S. Patent Directed to Use of Vidofludimus Calcium in MS


PATENTED

Notice of Allowance from the USPTO for patent application 16/981,122, covering the composition-of-matter of a specific polymorph of vidofludimus calcium and a related method of production of the material

Claims are expected to provide protection into 2039 internationally, unless extended further; patent previously granted in Australia, Canada, Indonesia, Japan and Mexico

Multi-layered intellectual property strategy for vidofludimus calcium provides protection into 2041 in the US

Immunic THERAPEUTICS



April: Hosted In-Person Multiple Sclerosis R&D Day in San Francisco

Could Vidofludimus Calcium be the First Neuroprotective Treatment Option for Multiple Sclerosis?

Immunic speakers:

- Daniel Vitt, PhD, CEO & President
- Hella Kohlhof, PhD, CSO
- Andreas Muehler, MD, CMO

Attending expert:

- Zuoming Sun, Ph.D., Professor, Department of Molecular Imaging & Therapy City of Hope, Duarte, CA

Recording: https://www.youtube.com/watch?v=pmrwoTVxEZo

02

Financial and Operating Results

Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts, unaudited)

	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Operating expenses:		
Research and development	$ 18,736	$ 22,963
General and administrative	5,145	4,288
Total operating expenses	23,881	27,251
Loss from operations	(23,881)	(27,251)
Other income (expense):		
Interest income	1,187	800
Change in fair value of the tranche rights	(4,796)	—
Other income (expense), net	(2,094)	1,179
Total other income (expense)	(5,703)	1,979
Net loss	$ (29,584)	$ (25,272)
Net loss per share, basic and diluted	$ (0.30)	$ (0.58)
Weighted-average common shares outstanding, basic and diluted	97,299,955	43,664,783

$97.3 million in cash and cash equivalents as of March 31, 2024 expected to **fund operations into Q3/2025**

Immunic THERAPEUTICS

03

Clinical Development Programs

Several Clinical Value Inflection Points Ahead


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IMU-838 in PMS	▪ Top-line data from phase 2 CALLIPER trial expected in April 2025
IMU-838 in RMS	▪ Interim, non-binding futility analysis of phase 3 ENSURE program expected in late 2024 ▪ Readout of first phase 3 ENSURE trial anticipated in Q2/2026, second in H2/2026
IMU-856	▪ Phase 2 clinical trial in preparation ▪ Potentially applicable to a multitude of gastrointestinal disorders

04

Q&A Session

05

Summary and Highlights

Advanced Clinical Pipeline

Well Differentiated Programs in Various Phases of Clinical Development

Program	Preclinical	Phase 1	Phase 2	Phase 3
Vidofludimus Calcium (IMU-838)	Relapsing Multiple Sclerosis (RMS) – ENSURE Trials			
	Progressive Multiple Sclerosis (PMS) – CALLIPER Trial			
	Ulcerative Colitis (UC) – CALDOSE-1 Trial			
IMU-856	Celiac Disease			
IMU-381	Gastrointestinal Diseases			

■ Completed or ongoing ■ In preparation or planned

Thank You!



Jessica Breu

Vice President Investor Relations & Communications

Phone: +49-89-2080477-09

Email: ir@imux.com

Web: www.imux.com



Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA

Immunic AG
Lochhamer Schlag 21
82166 Gräfelfing (Munich)
Germany

Immunic Australia Pty. Ltd.
Melbourne
Australia

Immunic THERAPEUTICS